UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           --------------------------

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (date of earliest event reported): July 16, 2007


                           EASTGROUP PROPERTIES, INC.
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)


          Maryland                      1-07094                  13-2711135
          --------                      -------                  ----------
(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
     of Incorporation)                                       Identification No.)

        300 One Jackson Place, 188 East Capitol Street, Jackson, MS 39201
        -----------------------------------------------------------------
          (Address of Principal Executive Offices, including zip code)

                                 (601) 354-3555
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
            Year.

On July 16, 2007, the Company's Board of Directors approved an amendment to Sections 1 and 2 of Article VII of the Bylaws of the Corporation to ensure compliance with NYSE requirements for qualification for book entry or direct registration transactions for all shares of capital stock of the Corporation. The amendment is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

ITEM 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

3.1   Amendment to Bylaws of EastGroup Properties, Inc. dated as of July 16,
      2007.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 16, 2007

                                          EASTGROUP PROPERTIES, INC.


                                          By: /s/ N. KEITH MCKEY
                                              --------------------------
                                              N. Keith McKey
                                              Executive Vice President,
                                              Chief Financial Officer, Secretary
                                              and Treasurer

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